--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       Date of report (date of earliest event reported): November 6, 2002




                         MARTIN MIDSTREAM PARTNERS L.P.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                        000-50056                            05-0527861
  (State of incorporation         (Commission file number)       (I.R.S. employer identification number)
     or organization)

                             4200 STONE ROAD
                              KILGORE, TEXAS                                                  75662
                 (Address of principal executive offices)                                  (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (903) 983-6200


--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

         On November 6, 2002, Martin Midstream Partners L.P., a Delaware limited partnership (the "Partnership"), completed the sale by the Partnership of 2,900,000 common units representing limited partner interests in the Partnership (the "Units") in an underwritten public offering (the "Offering"). The Units sold in the Offering were registered under the Securities Act of 1933, as amended, pursuant to the Partnership's registration statement (the "Registration Statement") on Form S-1 (File No. 333-91706). In connection with the consummation of the Offering, the Partnership entered into each of the agreements attached as Exhibits to this Current Report on Form 8-K, which had previously been filed as non-executed forms to the Registration Statement. This Current Report on Form 8-K is being filed solely for the purpose of filing execution copies of such form agreements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS


         EXHIBIT
         NUMBER                        DESCRIPTION
         -------                       -----------
         1.1        --   Underwriting Agreement dated October 31, 2002, by and
                         among Martin Resource Management Corporation ("MRMC"),
                         Martin Resource LLC ("Resource LLC"), Martin Midstream
                         GP LLC (the "General Partner"), Martin Midstream
                         Partners L.P. (the "Partnership"), Martin Operating
                         Partnership L.P. (the "Operating Partnership"), Martin
                         Operating GP LLC (the "Operating General Partner"),
                         Martin Gas Marine LLC ("MGMLLC"), Martin Gas Sales LLC
                         ("MGSLLC"), Martin L.P. Gas, Inc. ("MLP Gas"), CF
                         Martin Sulphur Holding Corporation ("CFMSHC") and the underwriters named therein.

         3.1        --   First Amended and Restated Agreement of Limited
                         Partnership of Martin Midstream Partners L.P., dated
                         November 6, 2002.

         3.2        --   Amended and Restated Agreement of Limited Partnership
                         of Martin Operating Partnership L.P., dated November 6,
                         2002.

         10.1       --   Credit Agreement dated November 6, 2002, among the
                         Operating Partnership, as borrower, the Partnership, Royal Bank of Canada, as administrative agent and collateral agent, Comerica Bank-Texas, as co-agent, and the lenders named therein.

         10.2       --   Contribution, Conveyance and Assumption Agreement dated
                         October 31, 2002, by and among MRMC, Resource LLC, the
                         General Partner, the Partnership, the Operating
                         Partnership, the Operating General Partner, MGMLLC,
                         Martin Resources, Inc., MLP Gas, MGSLLC, Martin
                         Transport, Inc. ("Transport"), CFMSHC and Midstream
                         Fuel Service LLC ("MFSLLC").

         10.3       --   Omnibus Agreement dated November 1, 2002, by and among
                         MRMC, the General Partner, the Partnership and the Operating Partnership.

         10.4       --   Motor Carrier Agreement dated November 1, 2002, by and
                         between the Operating Partnership and Transport.

         10.5       --   Terminal Services Agreement dated November 1, 2002, by
                         and between the Operating Partnership and MGSLLC.

         10.6       --   Throughput Agreement dated November 1, 2002, by and
                         between MGSLLC and the Operating Partnership.

         10.7       --   Contract for Marine Transportation dated November 1,
                         2002, by and between the Operating Partnership and MRMC.

         10.8       --   Product Storage Agreement dated November 1, 2002, by
                         and between Martin Underground Storage, Inc. and the Operating Partnership.

         10.9       --   Marine Fuel Agreement dated November 1, 2002, by and
                         between MFSLLC and the Operating Partnership.

         10.10      --   Product Supply Agreement dated November 1, 2002, by and
                         between MGSLLC and the Operating Partnership.

         10.11      --   Martin Midstream Partners L.P. Long-Term Incentive Plan

         10.12      --   Assignment and Assumption of Lease and Sublease dated
                         November 1, 2002, by and between the Operating
                         Partnership and MGSLLC.

         10.13      --   Purchaser Use Easement, Ingress-Egress Easement, and
                         Utility Facilities Easement dated November 1, 2002, by and between MGSLLC and the Operating Partnership.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MARTIN MIDSTREAM PARTNERS L.P.

                                      By:  Martin Midstream GP LLC
                                      Its: General Partner


Date:  November 19, 2002              By: /s/ RUBEN S. MARTIN
                                         --------------------------------------
                                          Ruben S. Martin,
                                          President and Chief Executive Officer

                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                    DESCRIPTION
------                    -----------
1.1                 --   Underwriting Agreement dated October 31, 2002, by and
                         among Martin Resource Management Corporation ("MRMC"),
                         Martin Resource LLC ("Resource LLC"), Martin Midstream
                         GP LLC (the "General Partner"), Martin Midstream
                         Partners L.P. (the "Partnership"), Martin Operating
                         Partnership L.P. (the "Operating Partnership"), Martin
                         Operating GP LLC (the "Operating General Partner"),
                         Martin Gas Marine LLC ("MGMLLC"), Martin Gas Sales LLC
                         ("MGSLLC"), Martin L.P. Gas, Inc. ("MLP Gas"), CF
                         Martin Sulphur Holding Corporation ("CFMSHC") and the
                         underwriters named therein.

3.1                 --   First Amended and Restated Agreement of Limited
                         Partnership of Martin Midstream Partners L.P., dated
                         November 6, 2002.

3.2                 --   Amended and Restated Agreement of Limited Partnership
                         of Martin Operating Partnership L.P., dated November 6,
                         2002.

10.1                --   Credit Agreement dated November 6, 2002, among the
                         Operating Partnership, as borrower, the Partnership,
                         Royal Bank of Canada, as administrative agent and
                         collateral agent, Comerica Bank-Texas, as co-agent, and
                         the lenders named therein.

10.2                --   Contribution, Conveyance and Assumption Agreement dated
                         October 31, 2002, by and among MRMC, Resource LLC, the
                         General Partner, the Partnership, the Operating
                         Partnership, the Operating General Partner, MGMLLC,
                         Martin Resources, Inc., MLP Gas, MGSLLC, Martin
                         Transport, Inc. ("Transport"), CFMSHC and Midstream
                         Fuel Service LLC ("MFSLLC").

10.3                --   Omnibus Agreement dated November 1, 2002, by and among
                         MRMC, the General Partner, the Partnership and the
                         Operating Partnership.

10.4                --   Motor Carrier Agreement dated November 1, 2002, by and
                         between the Operating Partnership and Transport.

10.5                --   Terminal Services Agreement dated November 1, 2002, by
                         and between the Operating Partnership and MGSLLC.

10.6                --   Throughput Agreement dated November 1, 2002, by and
                         between MGSLLC and the Operating Partnership.

10.7                --   Contract for Marine Transportation dated November 1,
                         2002, by and between the Operating Partnership and
                         MRMC.

10.8                --   Product Storage Agreement dated November 1, 2002, by
                         and between Martin Underground Storage, Inc. and the
                         Operating Partnership.

10.9                --   Marine Fuel Agreement dated November 1, 2002, by and
                         between MFSLLC and the Operating Partnership.

10.10               --   Product Supply Agreement dated November 1, 2002, by and
                         between MGSLLC and the Operating Partnership.

10.11               --   Martin Midstream Partners L.P. Long-Term Incentive Plan

10.12               --   Assignment and Assumption of Lease and Sublease dated
                         November 1, 2002, by and between the Operating
                         Partnership and MGSLLC.

10.13               --   Purchaser Use Easement, Ingress-Egress Easement, and
                         Utility Facilities Easement dated November 1, 2002, by
                         and between MGSLLC and the Operating Partnership.